SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                  GENEMAX CORP.
                ________________________________________________
                (Name of Registrant as Specified in its Charter)


      ____________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:_______.
     (2) Aggregate number of securities to which  transaction  applies:________.
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______.
     (4) Proposed maximum  aggregate value of  transaction:_____.
     (5) Total fee paid:_____.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:______
     (2) Form, Schedule or Registration Statement No.:______.
     (3) Filing Party:
     (4) Date Filed:

                                  GENEMAX CORP.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 31, 2004


     Notice is hereby given that a special meeting of the Shareholders (the "Special Meeting") of GeneMax Corp., a Nevada corporation (the "Company") will be held at 2:00 p.m. local on March 31, 2004 at 1681 Chestnut Street, Suite 400, Vancouver, British Columbia, Canada V6J 4M6, and any adjournments or postponements thereof for the following purposes:

     1. To adopt an amendment (the "Amendment") to the Company's Articles of Incorporation, as amended (the "Articles"), to increase the authorized capital from 50,000,000 shares of common stock, par value $0.001 (the "Common Stock") to 300,000,000 shares of Common Stock; and

     2. To consider and act upon such other business as may properly come before the Special Meeting or any adjournment thereof.

     The record date for the Special Meeting is March 1, 2004. Only shareholders of record at the close of business on March 1, 2004 shall be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. This proxy statement, accompanying Form of Proxy and Notice of Special Meeting are first being mailed to shareholders on or about March 18, 2004.

     All shareholders are cordially invited to attend the Special Meeting in person. Whether or not you as a shareholder attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, it is advisable for you as a shareholder to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy in the accompanying reply envelope. If you decide to attend the Special Meeting, you will be able to vote in person even if you have previously submitted your proxy.


                                  By Order of the Board of Directors


                                  Ronald L. Handford, President and
                                  Chief Executive Officer


March 5, 2004
Vancouver, British Columbia
Canada



IF YOU DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                  GENEMAX CORP.
                         1681 Chestnut Street, Suite 400
                          Vancouver, British Columbia
                                 Canada V6J 4M6


                                 PROXY STATEMENT
                                      Dated
                                  March 5, 2004

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 31, 2004


                                    GENERAL

         This Proxy Statement is being furnished to the shareholders of GeneMax Corp., a Nevada corporation (the "Company") in connection with the solicitation of proxies by the board of directors of the Company (the "Board of Directors") from shareholders of outstanding shares of Common Stock (the "Shareholders'), for use at the Special Meeting of the Shareholders to be held at 2:00 P.M. on March 31, 2004, at 2004 at 1681 Chestnut Street, Suite 400, Vancouver, British Columbia, Canada V6J 4M6, and any adjournments or postponements thereof (the "Special Meeting").

         The record date for the Special Meeting of Shareholders is March 1, 2004 (the "Record Date"). Only shareholders of record at the close of business on March 1, 2004 shall be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. As of the Record Date, 19,703,748 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date. This Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about March 19, 2004.

         A Shareholder may revoke his proxy at any time prior to the start of the Special Meeting in one of three ways: (i) by delivering prior to the Special Meeting a written notice of revocation to Mr. Ronald Handford, the President and Chief Executive Officer of the Company, at 2004 at 1681 Chestnut Street, Suite 400, Vancouver, British Columbia, Canada V6J 4M6; (ii) by submitting a duly executed proxy bearing a later date; or (iii) by attending the Special Meeting of Shareholders and expressing the desire to vote in person the Common Shares (attendance at the Special Meeting will not in and of itself revoke a proxy).

         Under Nevada law, the Shareholders of the shares of Common Stock of the Company are not entitled to dissenter's rights of appraisal with respect to the proposed Amendment to the Articles of Incorporation in connection with the increase in authorized capital.

                      VOTING SECURITIES AND VOTE REQUIRED

         Only Shareholders of record at the close of business on March 1, 2004 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock of the Company held by them on such date at the Special Meeting or any and all adjournments thereof. As of the Record Date, there were 19,703,748 shares of Common Stock issued and outstanding and entitled to vote at the Company's Special Meeting. There was no other class of voting securities outstanding as of the Record Date.

         Each share of Common Stock held by a Shareholder entitled such Shareholder to one vote on each matter that is noted upon at the Special Meeting of any adjournments thereof. The presence, in person or by proxy, of the holders of 33% of the outstanding shares of Common Stock is necessary to constitute a quorum of the Special Meeting Assuming the a quorum is present, the affirmative vote of the holders of a majority of the shares of Common stock present at the Annual Meeting in person or by proxy will be required to adopt the Amendment to the Company's Articles of Incorporation to increase the authorized capital from 50,000,000 shares of Common stock to 300,000,000 shares of Common Stock.

         Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business, however, abstentions will have the effect of a negative vote on the proposal being submitted. Abstentions may be specified on such proposal. A broker "non-vote" will have no effect on the outcome of any of the proposals.

         Shares of Common Stock cannot be voted at the Special Meeting unless the holder of record is present in person or by proxy. A Shareholder may appoint a person to represent him/her at the Special Meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder or record to vote on behalf of the Shareholder, and returning it to the Company's transfer agent, X-Clearing Corporation, 535 Sixteenth Street, Suite 810, Denver, Colorado 80202 (facsimile 303.573.1088). All Shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope or by fax after reviewing the information contained in this Proxy Statement. Valid proxies will be voted at the Special Meeting and at any adjournments or postponements thereof as you direct in the proxy, provided that they are received by the Company's transfer agent at least 24 hours prior to the scheduled time of the Special Meeting, or any adjournment thereof, or deposited with the Chair of the Special Meeting on the day of the Special Meeting or any adjournment thereof prior to the time of voting.

         If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the approval of the Amendment to the Articles of Incorporation, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion.

         In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

         The Company will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of the Company's directors and officers may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at the Company's expense to the beneficial owners of stock held of record by such persons. The Company's directors and officers will assist in the tabulation of proxies and the counting of votes at the Special Meeting of Shareholders. All of a Shareholder's shares of Common Stock registered in the same name will be represented by one proxy.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         As of the date of this Proxy Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

         As of the date of this Proxy Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

                                               SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                       AMOUNT AND NATURE OF          PERCENT OF
OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP           OWNERSHIP
________________________________________________________________________________

                                                     (1)(2)
Ronald L. Handford                          1,466,000                   7.67%
3432 West 13th Avenue
Vancouver, British Columbia
Canada V5Y 1W1

                                                     (1)(3)
Dr. Wilfred Jefferies                       4,770,465                  24.21%
442668 B.C. Ltd.
12596 23rd Avenue
Surrey, British Columbia
Canada V4A 2C2

                                                     (1)(4)
James D. Davidson                           1,441,666                   7.32%
321 S. St. Asaph Street
Alexandria, Virginia 22314

                                                     (5)
Dr. Karl Hellstrom                             75,000                   0.38%
720 Broadway
Seattle, Washington 98122

                                                     (6)
Grant Atkins                                  250,000                   1.27%
435 Martin Street, Suite 2000
Blaine, Washington 98230

                                                     (7)
Norman J.R. MacKinnon                          25,000                   0.13%
628 - 470 Granville Street
Vancouver, British Columbia
Canada V6C 1V5

                                                     (8)
Dr. Terry Pearson                             100,000                   0.51%
265 Coldecotte Road
Victoria, British Columbia
Canada V9E 2E3

                                                     (9)
All current officers                        7,186,465                  36.47%
 and directors as a group
 (6 persons)
________________________________________________________________________________
(1)
   These are restricted shares of common stock.

(2)
   Mr. Ronald Handford is the President/Chief Executive Officer and a director of the Company. This figure includes: (a) 808,000 shares of Common Stock held of record by Mr. Handford; (b) 100,000 shares of Common Stock held of record by Handford Management Inc. over which Mr. Handford has sole voting and disposition rights; (c) an assumption of the exercise by Mr. Handford of an aggregate of 8,000 warrants into 8,000 shares of Common Stock at $0.75 per share expiring December 1, 2005; (d) an assumption of the exercise by Mr. Handford of an aggregate of 350,000 Stock Options to acquire 350,000 shares of Common Stock at $1.00 per share; and (e) an assumption of the exercise by Mr. Handford of an aggregate of 200,000 Stock Options to acquire 200,000 shares of Common Stock at $0.50 per share.
(3)
   Dr. Wilfred Jefferies is the Chief Scientist Officer and a director of the Company. This figure includes: (a) 2,770,465 shares of Common Stock held of record by 442668 B.C. Ltd. over which Dr. Jefferies has sole voting and disposition rights; (b) an assumption of the exercise by Dr. Jefferies of an aggregate of 500,000 Stock Options to acquire 500,000 shares of Common Stock at $1.00 per share ; and (c) an assumption of the exercise by Dr. Jefferies of an aggregate of 1,500,000 Stock Options to acquire 1,500,000 shares of Common Stock at $0.50 per share .
(4)
  Mr. James Davidson is the beneficial owner of 7.32% of the Company's total issued and outstanding shares of Common Stock. This figure includes: (a) 788,333 shares of Common Stock held of record by Mr. Davidson; (b) an aggregate of 500,000 shares of Common Stock held of record by Mr. Davidson's two minor children, respectively, over which Mr. Davidson has sole voting and disposition rights; (c) an assumption of the exercise by Mr. Davidson of an aggregate of 13,333 warrants exercisable into 13,333 shares of Common Stock at the rate of $0.75 per share expiring on May 1, 2006; (d) an assumption of the exercise by Mr. Davidson of an aggregate of 15,000 warrants exercisable by Mr. Davidson into 15,000 shares of Common Stock at the rate of $1.00 per share expiring December 1, 2005; and (e) an assumption of the exercise by Mr. Davidson of an aggregate of 125,000 Stock Options to acquire 125,000 shares of Common Stock at $1.00 per share.
(5)
  Dr. Karl Hellstrom is a director of the Company. This figure includes: (a) an assumption of the exercise by Dr. Hellstrom of an aggregate of 75,000 Stock Options to acquire 75,000 shares of Common Stock at $1.00 per share of the original grant of 100,000 Stock Options (as of December 31, 2003, an aggregate of 75,000 Stock Options have vested and the remaining 25,000 Stock Options will vest over the next twelve months). As of December 16, 2003, an additional 200,000 Stock Options to acquire 200,000 shares of Common Stock at $1.00 per share were granted to Dr. Hellstrom, of which none have vested or are exercisable at the current date. The 200,000 Stock Options will vest over the next twelve months.
(6)
  Mr. Grant Atkins is a director of the Company. This figure represents an assumption of the exercise by Mr. Atkins of an aggregate of 250,000 Stock Options to acquire 250,000 shares of Common Stock at $0.50 per share.
(7)
  Mr. Norman MacKinnon is a director of the Company. This figure represents an assumption of the exercise by Mr. MacKinnon of an aggregate of 25,000 Stock Options to acquire 25,000 shares of Common Stock at $1.00 per share.
(8)
  Dr. Terry Pearson is a director of the Company. This figure represents an assumption of the exercise by Dr. Pearson of an aggregate of 100,000 Stock Options to acquire 100,000 shares of Common Stock at $1.00 per share.

(9)
  This figure includes: (i) 3,678,465 shares of Common Stock held of record; (b) the assumption of the exercise of 1,950,000 Stock Options to acquire 1,950,000 shares of Common Stock at $0.50 per share; (c) the assumption of the exercise of 1,050,000 Stock Options to acquire 1,050,000 shares of Common Stock at $1.00 per share; and (d) the assumption of the exercise of 8,000 Warrants to acquire 8,000 shares of Common Stock at $0.75 per share.

         As of the date of this Proxy Statement, the Company is unaware of any arrangements, the operation of which may at a subsequent date result in a change of corporate control.


                                   PROPOSAL 1
     AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL

Description of Securities

         Common Stock

         As of the date of this Proxy Statement, the Company is authorized to issue 50,000,000 shares of Common Stock, $0.001 par value, of which 19,703,748 were Issued and outstanding at March 1, 2004. Holders of Common Stock are entitled to dividends, pro rata, when, as and if declared by the Board of Directors out of funds available therefor. Holders of Common Stock are entitled to cast one vote for each share held at all stockholder meetings for all purposes, including the election of directors. The holders of 33% of the Common Stock issued and outstanding and entitled to vote, present in person or by proxy, constitute a quorum at all meetings of stockholders. The vote of the holders of a majority of Common Stock present at such a meeting will decide any question brought before such meeting. Upon liquidation or dissolution, the holder of each outstanding share of Common Stock will be entitled to share equally in the assets of the Company legally available for distribution to such stockholder after payment of all liabilities. Holders of Common Stock are not granted any preemptive, subscription, redemption rights or registration rights. All outstanding shares of Common Stock are fully paid and nonassessable.

         Preferred Stock

         As of the date of this Proxy Statement, the Company is authorized to issue 5,000,000 shares of Preferred Stock, $0.001 par value, of which no shares are currently outstanding. Holders of Preferred Stock are not entitled to any voting rights.

Board of Director Approval and Authorization

         Effective December 31, 2003, the Board of Directors of the Company unanimously approved the increase of authorized shares of Common Stock from 50,000,000 to 300,000,000 shares. The Company will, if approved by the Shareholders of the Company, file Articles of Amendment to amend the Articles of Incorporation increasing the authorized shares of Common Stock of the Company.

         The Board of Directors approved the increase in the authorized number of shares of Common Stock to enable the Company to honor exercises of all currently existing Stock Options or other rights to acquire shares of Common Stock and to make available additional shares for issuance for general corporate purposes, including financing activities, without the requirement of further action by the Shareholders of the Company. The Board of Directors considered potential uses of additional authorized shares of Common Stock, which may include seeking of additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements, or for other general corporate purposes. Increasing the authorized number of shares of the Common Stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of Common Stock in most cases without the expense of delay of seeking approval from the Shareholders. The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the Shareholders of the Company. The shares of Common Stock do not carry any pre-emptive rights to purchase additional shares. The adoption of the Amendment to the Articles of Incorporation will not of itself cause any changes in the Company's capital accounts.

Purpose of the Amendment to the Articles of Incorporation

         Under the Company's Articles of Incorporation as presently in effect, the Company has 50,000,000 shares of authorized Common Stock. As of the mailing date of this Proxy Statement, 19,703,748 shares of the Company's Common Stock were issued and outstanding. There are approximately 6,493,191 Stock Options and warrants outstanding that are exercisable for an aggregate of 6,493,191 shares of Common Stock for which shares have not been reserved. The immediate purpose of the Amendment to increase the shares of authorized Common Stock is to make available a sufficient number of shares of Common Stock to permit the Company further latitude to negotiate and arrange larger scale funding initiatives under consideration.

         The Company may also in the future enter into strategic joint ventures or other collaborative business arrangements with licensees, supplies, distributors and other parties with whom the Company may do business. Such transactions may involve an equity investment in the Company or the issuance of Stock Options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock. The Company may undertake additional equity financing through a public offering or private placement of Common Stock or other securities, including debt securities, convertible into or exercisable or exchangeable for shares of Common Stock. The authorization of additional shares of Common Stock pursuant to the Amendment will permit the Company to seek such additional equity financing when an if market conditions are advantageous without the delay and uncertain inherent in obtaining future shareholder approval for the authorization of additional shares of Common Stock in order to permit such financing. For example, the cost, prior notice requirement and delay involved in obtaining shareholder approval at the time that a transaction may become desirable could make it difficult or impossible to effect the transaction. The additional shares of Common Stock, together with other authorized and unissued shares, generally would be available for issuance without any requirement for further Shareholder approval, unless Shareholder action is required by applicable law or by the rules of the stock exchange on which the Company's securities may then be listed.

Effect of Amendment to Articles of Incorporation

         The increase in the authorized shares of Common Stock will not have any immediate effect on the rights of existing Shareholders. However, the Board of Directors will have the authority to issue authorized shares of Common Stock without requiring future approval from the Shareholder of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing Shareholders' percentage equity ownership and, depending upon the price at which such shares of Common Stock are issued, could be dilutive to the existing Shareholders. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

         One of the effects of the Amendment, if adopted, however, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which the Shareholders of the Company might view as desirable. In addition, since the Company's Shareholders have no preemptive rights to purchase additional shares of Common Stock issued, the issuance of such shares could dilute the interests of current Shareholders of the Company.

         The proposed Articles of Amendment to Articles of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the Nevada Secretary of State. The Company anticipates that such filing will occur after the increase in authorized capital is approved by the Shareholders.


                                 OTHER MATTERS

         Except for the above-noted matter, the Board of Directors does not intend to bring any other matters before the Special Meeting and does not know of any matters which will be brought before the Special Meeting by others.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHODLERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders.

         Upon written or oral request, we will deliver a separate copy of this proxy statement to a Shareholder at a shared address to which a single copy of this proxy statement was delivered and provide instructions as to how a Shareholder can notify us that they wish to receive a separate copy of our proxy statement.

         Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact our President, Ronald L. Handford at 2004 at 1681 Chestnut Street, Suite 400, Vancouver, British Columbia, Canada V6J 4M6 (telephone no. 604.331.0400).


                             SHAREHOLDER PROPOSALS

         If any shareholder of the Company intends to present a proposal for consideration at the Special Meeting of Shareholders and desires to have such proposal included in the Proxy Statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 2004 at 1681 Chestnut Street, Suite 400, Vancouver, British Columbia, Canada V6J 4M6, Attn: President, no later than March 25, 2004.

         YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU PLAN TO ATTEND THE SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH THE COMPANY'S TRANSFER AGENT (X-CLEARING CORPORATION) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.


                                         By Order of the Board of Directors


                                         __________________________________
                                         Ronald L. Handford, President and
                                         Chief Executive Officer


                                         Dated: March 5, 2004

                                   APPENDIX A

                           CERTIFICATE OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                                  GENEMAX CORP.


         Pursuant to the provisions of NRS 78.385 and 78.390 Nevada Revised Statutes, GeneMax Corp., a Nevada corporation (the "Corporation") adopts the following articles of amendment to its articles of incorporation:

         1. The Articles have been amended as follows (provide article numbers if available):

            "ARTICLE IV. The aggregate number of shares which the Corporation shall have authority to issue is 305,000,000 shares. Three Hundred Million (300,000,000) shares shall be designated "Common Stock" and shall have a par value of $0.001, all of which Common Stock shall be of the same class common and shall have the same rights and preferences. Five Million (5,000,000) shares shall be designated "Preferred Stock", and shall have a par value of $0.001. Fully paid stock of the Corporation shall not be liable to any further call or assessment. The Corporation may issue the shares of stock for such consideration as may be fixed by resolution by the board of directors."

         2. The number of shares of the Corporation issued and outstanding and entititled to vote on an amendment to the Articles of Incorporation is 19,703,748 shares of common stock, par value $0.001; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

         3. Signatures


            GENEMAX CORP.


            By:_____________________________
               Ronald Hanford, President and
               Chief Executive Officer


            This instrument was acknowledged before me on ____________, 2004 by Ronald Handford, known or proved to be the person executing the above instrument.


            _________________________________
            Notary Public

                                  GENEMAX CORP.
                          1681 Chestnut Street, Suite 400
                          Vancouver, British Columbia
                                 Canada V6J 4M6


                                      PROXY


                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 31, 2004


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder of GeneMax Corp., a Nevada corporation (The "Company"), acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated March 5, 2004, and hereby appoints Ronald Handford or failing him Grant Atkins and either of them as Proxies, each with the power to appoint his substitute, and authorized them to represent and to vote, as designated below, all of the shares of common stock of which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 31, 2004 at 2:00 p.m. (Pacific Standard Time) at 2004 at 1681 Chestnut Street, Suite 400, Vancouver, British Columbia, Canada V6J 4M6 and any adjournments thereof, on the matters set forth below:

                                                  For     Against     Abstain

         1. To approve the amendment to           [ ]       [ ]         [ ]
            the Articles of Incorporation
            increasing the authorized capital
            from 50,000,000 shares of common
            stock to 300,000,000 shares of
            common stock.

         2. To act upon such other matters
            as may come before the Special
            Meeting or any adjounments thereof.


         This proxy will be voted as directed or, if no direction is indicated, this proxy will be voted for every item listed above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders.

         Dated: __________________, 2004


                                    SIGNATURE

                        Signature if shares held jointly


         This proxy should be signed by the shareholder exactly as his/her/its name appears hereon. When shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return proxy card promptly using the enclosed envelope.

Signature(s):



___________________________________




___________________________________